Exhibit 10.1

Execution Version

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

dated as of January 21, 2016

among

ECLIPSE RESOURCES CORPORATION,

as Borrower,

BANK OF MONTREAL,

as Administrative Agent,

KEYBANK NATIONAL ASSOCIATION,

as Syndication Agent,

and

the Lenders Party Hereto

BMO CAPITAL MARKETS CORP.

Lead Arranger and Sole Bookrunner

[FIRST AMENDMENT TO SECOND AMENDED

AND RESTATED CREDIT AGREEMENT]

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of January 21, 2016, is among ECLIPSE RESOURCES CORPORATION, a Delaware corporation, the Lenders party hereto, and BANK OF MONTREAL, as Administrative Agent.

R E C I T A L S

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of June 11, 2015 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower has requested that the Administrative Agent and the Majority Lenders amend, and the Administrative Agent and the Majority Lenders have agreed to amend, the Credit Agreement as herein set forth.

C. Now, therefore, to induce the Administrative Agent and the Majority Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to and Consent under the Credit Agreement.

(a) Amendment to Section 1.02. Section 1.02 is hereby amended by:

(i) restating the defined terms “Agreement” and “Permitted 2015 Bond Debt” in their entirety to read as follows:

“Agreement” means this Second Amended and Restated Credit Agreement, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of January 21, 2016 and as the same may be further amended, restated, supplemented, or modified from time to time.

“Permitted 2015 Bond Debt” means Debt of the Borrower resulting from the issuance by the Borrower of senior unsecured notes in an aggregate outstanding principal amount not to exceed $550,000,000 pursuant to the 2015 Indenture.

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(ii) amending clause (ii) of the proviso to the defined term “Excepted Liens” in its entirety to read as follows:

(ii) the term “Excepted Liens” shall not include any Lien securing Debt for borrowed money other than the Secured Obligations and the Second Lien Notes and Permitted Refinancing Debt thereof.

(iii) adding the defined terms “Intercreditor Agreement”, “Permitted Note Exchange”, “Permitted Refinancing Debt”, “Second Lien Indenture”, “Second Lien Notes” and “Second Lien Notes Documents” where alphabetically appropriate to read as follows:

“Intercreditor Agreement” means (a) an intercreditor agreement in form and substance reasonably acceptable to the Administrative Agent, between the Administrative Agent on behalf of the Secured Parties and a representative or trustee on behalf of the holders of the Second Lien Notes, which agreement shall provide that the Liens securing the obligations arising under the Second Lien Notes shall rank junior to the Liens securing the Liens securing the Secured Obligations and shall otherwise be on terms substantially as described in the preliminary Offering Memorandum of the Borrower dated January 21, 2016 and (b) if such Second Lien Notes are refinanced or replaced in accordance with the terms of such Intercreditor Agreement, any successor intercreditor agreement entered into in connection therewith, which shall be on terms and conditions substantially similar to the prior Intercreditor Agreement and otherwise reasonably acceptable to the Administrative Agent, in each case as the same may from time to time be amended, modified, supplemented or restated from time to time.

“Permitted Note Exchange” means (a) one or more exchanges of outstanding Permitted 2015 Bond Debt solely for Second Lien Notes; provided that (i) the tendered Permitted 2015 Bond Debt must be retired concurrently with, or immediately after, such exchange, (ii) the net Cash Interest Expense for all obligations of the Borrower and its Subsidiaries for the 12-month period after the consummation of such transaction, after giving pro forma effect to such transaction, must be no greater than the net Cash Interest Expense for all obligations of the Borrower and its Subsidiaries for such period had such transaction not occurred and, at least three Business Days (or such shorter period as may be agreed by the Administrative Agent in its sole discretion) prior to effecting such transaction the Borrower shall have delivered to the Administrative Agent an officer’s certificate executed by a Responsible Officer of the Borrower certifying a calculation of such net Cash Interest Expense before and after giving effect to such transaction in such detail reasonably acceptable to the Administrative Agent, (iii) the exchange rate for such transaction shall not exceed $0.60 per $1.00 of Debt that is exchanged, and (iv) no Default has occurred or is continuing at the time of such exchange.

“Permitted Refinancing Debt” means, with respect to any Debt (the “Refinanced Debt”), Debt which represents an extension, refinancing, or renewal

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of such Refinanced Debt; provided that, (A) the principal amount of such Refinanced Debt is not increased (other than by the costs, fees, and expenses and by accrued and unpaid interest and premium paid in connection with any such extension, refinancing or renewal), (B) the interest rate of such Refinanced Debt is not increased above the market rate of interest at the time of such extension, refinancing or renewal, (C) no Credit Party that is not obligated pursuant to the terms of the Refinanced Debt with respect to repayment of such Refinanced Debt is required to become obligated with respect thereto pursuant to the terms of such Permitted Refinancing Debt (exclusive of additional terms proposed pursuant to such extension, refinancing or renewal), (D) such extension, refinancing or renewal does not result in a shortening of the average weighted maturity of the Refinanced Debt and such extension, refinancing or renewal does not result in any principal amount owing in respect of the Permitted Refinancing Debt becoming due earlier than the date that is 365 days following the Maturity Date, and (E) the terms of any such extension, refinancing, or renewal are not materially less favorable to the obligors thereunder, taken as a whole, than the original terms of such Refinanced Debt.

“Second Lien Indenture” means that certain Indenture among the Borrower, the guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee and collateral agent, pursuant to which the Second Lien Notes are issued.

“Second Lien Notes” means the Debt of the Borrower resulting from one or more issuances by the Borrower of senior secured second lien notes in one or more exchanges for all or a portion of the Permitted 2015 Bond Debt after the First Amendment Effective Date in an aggregate principal amount not to exceed $300,000,000.

“Second Lien Notes Documents” means the Second Lien Indenture, the Second Lien Notes issued from time to time thereunder, all guarantees of the Second Lien Notes and all other agreements, documents or instruments executed and delivered by the Borrower or any Subsidiary in connection with, or pursuant to, the Second Lien Indenture or issuance of Second Lien Notes.

(b) Amendment to Section 2.07(c)(i). Section 2.07(c)(i) is hereby amended by restating the last sentence thereof to read as follows:

In no event shall (a) the Proposed Borrowing Base exceed the Aggregate Maximum Commitment Amounts or (b) to the extent any Permitted 2015 Bond Debt remains outstanding on the date of determination, the sum of (i) the Proposed Borrowing Base and (ii) the aggregate amount of Second Lien Notes then outstanding exceed the maximum amount therefor permitted under the Permitted 2015 Bond Documents;

(c) Amendment to Section 7.03(c). The parenthetical phrase in Section 7.03(c) is hereby restated in its entirety to read as follows:

(including, without limitation, any Permitted 2015 Bond Document or any Second Lien Note)

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(d) Amendment to Section 7.13. The first parenthetical phrase in Section 7.13 is hereby restated in its entirety to read as follows:

(other than agreements creating Liens permitted by Section 9.03(d) and (i))

(e) Amendment to Section 8.01. Section 8.01 is hereby amended by (i) re-lettering subsection “(o)” thereof as subsection “(p)” and (ii) inserting the following new subsection “(o)” immediately after subsection “(n)” thereof to read as follows:

(o) Second Lien Notes. Promptly, but in any event within five (5) Business Days after (i) such delivery, copies of any financial report (other than any reports that are substantially similar to those required by this Agreement) or notice required to be delivered to any holder of any Second Lien Note pursuant to the Second Lien Indenture which report or notice has not been delivered to the Lenders hereunder or (ii) receipt by the Borrower, copies of any notice of default or notice requiring repurchase, in whole or part, of any Second Lien Note under the Second Lien Indenture, sent by any holder of any Second Lien Note pursuant to the terms thereof.

(f) Amendment to Section 8.12(c). Subsection (i)(B) of Section 8.12(c) is hereby restated in its entirety to read as follows:

(B) subject to Immaterial Title Deficiencies, the Borrower or its Restricted Subsidiaries owns good and defensible title to the Proved Reserves of the Borrower and its Restricted Subsidiaries evaluated in such Reserve Report and such Properties are free of all Liens except for Excepted Liens, Liens securing the Secured Obligations and Liens permitted by Section 9.03(i),

(g) Amendments to Section 8.13 and Section 8.14. Each reference to “80%” in Section 8.13 or Section 8.14 is hereby amended to read “90%”.

(h) Amendments to Section 8.14.

(i) A new sentence is hereby added to the end of Section 8.14(a) to read as follows:

Notwithstanding anything to the contrary contained herein, the Borrower shall, or shall cause one or more of its Restricted Subsidiaries to, grant, within sixty (60) days of the First Amendment Effective Date, to the Administrative Agent as security for the Secured Obligations a first-priority Lien (provided that Excepted Liens of the type described in clauses (a) to (d) and (f) of the definition thereof may exist, but subject to the provisos at the end of such definition) on additional Oil and Gas Properties of the Credit Parties which constitute Proved Reserves not already subject to a Lien of the Security Instruments such that after giving effect thereto, the Mortgaged Properties will represent at least 90% of such total value.

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(ii) The parenthetical phrase in Section 8.14(b)(ii) is hereby restated in its entirety to read as follows:

(including, without limitation, any Permitted 2015 Bond Debt or any Second Lien Note),

(i) Amendment to Section 9.02(j). Section 9.02(j) is hereby restated in its entirety to read as follows:

(j) Permitted 2015 Bond Debt, Debt in respect of the Second Lien Notes to the extent such Debt was incurred in a Permitted Note Exchange, and, in each case, any Permitted Refinancing Debt thereof.

(j) Amendments to Section 9.03.

(i) A new subsection (i) is hereby added to Section 9.03 to read as follows:

(i) (i) Liens securing obligations arising under the Second Lien Notes (and representatives, agents or trustees on their behalf) on the Properties securing the Secured Obligations; provided that the holders of the obligations secured by such Lien (or a representative or trustee on their behalf) shall have entered into an Intercreditor Agreement; and (ii) Liens securing obligations arising under any Permitted Refinancing Debt in respect of such Second Lien Notes (and representatives, agents or trustees on their behalf) on the Properties securing the Secured Obligations; provided that the holders of the obligations secured by such Lien (or a representative or trustee on their behalf) shall have entered into an Intercreditor Agreement.

(ii) The parenthetical phrase in the paragraph at the end of Section 9.03 is hereby restated in its entirety to read as follows:

(other than Liens securing the Secured Obligations, Liens permitted by Section 9.03(i) and Excepted Liens)

(k) Amendments to Section 9.04.

(i) Subsection (i) of Section 9.04(b) is hereby restated in its entirety to read as follows:

(i) refinance, in whole or in part, Permitted 2015 Bond Debt (A) with Permitted Refinancing Debt or (B) in connection with a Permitted Note Exchange.

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(ii) A new subsection (c) is hereby added to Section 9.04 to read as follows:

(c) Redemptions of Second Lien Notes. The Borrower will not, and will not permit any Restricted Subsidiary to, prior to the date that is 365 days after the Maturity Date, call, make or offer to make any optional or voluntary Redemption of or otherwise optionally or voluntarily Redeem (whether in whole or in part) any Second Lien Note; provided that the Borrower may (i) refinance, in whole or in part, the Second Lien Notes to the extent permitted under Section 9.02(j) and (ii) so long as such Redemption occurs substantially contemporaneously with (and in any event within 5 Business Days following) such issuance of Equity Interests, Redeem, in whole or in part, Second Lien Notes with the net cash proceeds of any issuance of Equity Interests by the Borrower (other than Disqualified Capital Stock).

(l) Amendment to Section 9.16. Subsection (c) of Section 9.16 is hereby amended and restated in its entirety to read as follows:

(c) the agreements creating Liens permitted by Section 9.03(d), (e), (f), (g) and (i)

(m) Amendment to Section 9.20(b). Section 9.20(b) is hereby amended by (i) renumbering subsection “(ii)” thereof as subsection “(iii)” and (ii) inserting the following new subsection “(ii)” immediately after subsection (i) thereof to read as follows:

(ii) the Subsidiary to be so designated is (or substantially simultaneously with the designation hereunder will be) designated to be an Unrestricted Subsidiary under the Permitted 2015 Bond Documents, any instruments evidencing Permitted Unsecured Debt and the Second Lien Notes, and

(n) Amendment to Section 9.21. Clause (ii) of Section 9.21 is hereby restated in its entirety to read as follows:

(ii) refinance Permitted 2015 Bond Debt with Permitted Refinancing Debt or in connection with a Permitted Note Exchange

(o) Amendment to Article IX. A new Section 9.22 is hereby added to read as follows:

Section 9.22 Second Lien Note Documents. The Borrower will not, and will not permit any other Credit Party to amend, modify or waive any provision of any Second Lien Note Document if the effect of such amendment, modification or waiver (a) subjects a Credit Party to any additional material obligation, (b) increases the aggregate principal amount of Second Lien Notes to an amount in excess of $300,000,000 or increases the rate of interest on any Second Lien Note, (c) accelerates the date fixed for any payment of principal or interest on any Second Lien Note to a date sooner than the date therein so provided, or (d) would change the percentage of holders of such Second Lien Note required for any such

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amendment, modification or waiver from the percentage required on the date of issuance of any such Second Lien Note; provided that the Borrower may (i) amend any Second Lien Note Document to add additional guarantors thereto as contemplated by the terms of such Second Lien Note Documents and as otherwise permitted by this Agreement, (ii) amend any Second Lien Note Document to the extent expressly permitted by the Intercreditor Agreement, and (iii) refinance Second Lien Note Debt with Permitted Refinancing Debt.

(p) Amendment to Section 10.01(g). Section 10.01(g) is hereby amended by adding the following phrase to the end thereof:

other than pursuant to customary asset sale or change of control provisions related to transactions;

(q) Amendment to Section 10.01(l). A new phrase is hereby added to the end of Section 10.01(l) to read as follows:

the Intercreditor Agreement after delivery thereof shall for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid, binding and enforceable in accordance with its terms against any party thereto (other than the Administrative Agent) or shall be repudiated by any of them, or cease to cause the Liens governed thereby to have the priority required thereby, except to the extent permitted by the terms of this Agreement, or any party thereto (other than the Administrative Agent) shall so state in writing;

(r) Amendment to Section 11.10. A new sentence is hereby added to the end of Section 11.10 to read as follows:

Each Secured Party hereby authorizes the Administrative Agent to enter into the Intercreditor Agreement.

(s) Amendments to Security Documents.

(i) Section 5.07 of the Guaranty Agreement is hereby amended by adding the phrase “and Liens permitted by Section 9.03(i) of the Credit Agreement” to the end thereof.

(ii) Section 6.07(b) of the Guaranty Agreement is hereby amended by adding the phrase “and Liens permitted by Section 9.03(i) of the Credit Agreement” immediately following the phrase “except for Excepted Liens”.

(t) Consent. The Borrower has informed the Administrative Agent that the Borrower proposes to voluntarily Redeem, using unrestricted cash on the balance sheet of the Credit Parties, a portion of the Permitted 2015 Bond Debt that is not exchanged into Second Lien Notes (such Permitted 2015 Bond Debt, the “Remaining Permitted 2015 Bond Debt”). Such Redemption is not permitted by Section 9.04(b) of the Credit Agreement. The Borrower hereby requests that the Majority Lenders consent, and the Majority Lenders hereby consent, to the Borrower voluntarily Redeeming, in one transaction or in a series of related transactions, the

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Remaining Permitted 2015 Bond Debt; provided, however, that (i) all such Redemptions shall occur on or before the Scheduled Redetermination Effective Date with respect to the Schedule Redetermination Date of October 1, 2016, (ii) the aggregate purchase price paid by the Borrower in all such Redemptions shall not exceed $50,000,000, and (iii) no Redemption shall be made using the proceeds of any Borrowing under this Agreement.

Section 3. Conditions Precedent.

(a) This Amendment (other than Sections 2(b), (g), (h), and (t)) shall become effective on the date (such date, the “First Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):

(i) The Administrative Agent shall have received from the Majority Lenders, the Administrative Agent, the Borrower and each Guarantor, counterparts (in such number as may be reasonably requested by the Administrative Agent) of this Amendment signed on behalf of such Person.

(ii) No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.

(iii) The Administrative Agent shall be reasonably satisfied that the Borrower shall have issued, or will, contemporaneously with the First Amendment Effective Date, issue, Second Lien Notes in an aggregate principal amount not less than $50,000,000.

(b) Section 2(t) of this Amendment shall become effective on the date when the conditions set forth in Sections 3(a)(i) and (ii) are satisfied.

(c) Sections 2(b), (g), and (h) of this Amendment shall become effective on the date when (i) each of the conditions set forth in Section 3(a)(ii) and (iii) are satisfied and (ii) the Administrative Agent shall have received from the all Lenders, the Administrative Agent, the Borrower and each Guarantor, counterparts (in such number as may be reasonably requested by the Administrative Agent) of this Amendment signed on behalf of such Person.

Section 4. Miscellaneous.

(a) Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, remain in full force and effect following the effectiveness of this Amendment. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(b) Ratification and Affirmation; Representations and Warranties. Each of the Borrower and each Guarantor hereby:

(i) acknowledges the terms of this Amendment,

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(ii) ratifies and affirms their respective obligations, and acknowledges their respective continued liability, under each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby, and

(iii) represents and warrants to the Lenders that as of the date hereof, immediately after giving effect to the terms of this Amendment, all of the Borrower’s and such Guarantor’s, as applicable, respective representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except that (i) to the extent any such representations and warranties are expressly limited to an earlier date, as of the date hereof, after giving effect to the terms of this Amendment, such representation and warranty continues to be true and correct in all material respects as of such specified earlier date and (ii) to the extent that any such representation and warranty is qualified by materiality, such representation and warranty (as so qualified) is true and correct in all respects.

(c) Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission or other electronic transmission (e.g., ..pdf) shall be effective as delivery of a manually executed counterpart hereof.

(d) NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

(e) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(f) Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of one counsel to the Administrative Agent.

(g) Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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(h) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties to the Credit Agreement and their respective successors and permitted assigns.

(i) Loan Document. This Amendment is a Loan Document.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER:	ECLIPSE RESOURCES CORPORATION

	By:	/s/ Matthew R. DeNezza
	Name:	Matthew R. DeNezza
	Title:	Executive Vice President and Chief Financial Officer

GUARANTORS:	ECLIPSE RESOURCES I, LP
ECLIPSE GP, LLC
ECLIPSE RESOURCES – OHIO, LLC
ECLIPSE RESOURCES OPERATING, LLC
BUCKEYE MINERALS & ROYALTIES, LLC
ECLIPSE RESOURCES MIDSTREAM, LP
ECLIPSE RESOURCES MARKETING, LP

	By:	/s/ Matthew R. DeNezza
	Name:	Matthew R. DeNezza
	Title:	Executive Vice President and Chief Financial Officer

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BANK OF MONTREAL,
as Administrative Agent and an Issuing Bank

By:	/s/ Kevin Utsey
Name:	Kevin Utsey
Title:	Director

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BMO HARRIS FINANCING, INC.,
as a Lender

By:	/s/ Kevin Utsey
Name:	Kevin Utsey
Title:	Director

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KEYBANK NATIONAL ASSOCIATION,
as Syndication Agent and as a Lender

By:	/s/ George E. McKean
Name:	George E. McKean
Title:	Senior Vice President

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CITIBANK, N.A., as a Lender

By:	/s/ Phillip R. Ballard
Name:	Phillip R. Ballard
Title:	Managing Director

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Deutsche Bank AG NY Branch, as a Lender

By:	/s/ Michael Winters
Name:	Michael Winters
Title:	Vice President

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

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GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jerry Li
Name:	Jerry Li
Title:	Authorized Signatory

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MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Dmitriy Barskiy
Name:	Dmitriy Barskiy
Title:	Authorized Signatory

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ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jay T. Sartain
Name:	Jay T. Sartain
Title:	Authorized Signatory

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WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Suzanne Ridenhour
Name:	Suzanne Ridenhour
Title:	Director

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